UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)—May 2, 2024
ASSURED GUARANTY LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-32141	98-0429991
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
30 Woodbourne Avenue
Hamilton HM 08 Bermuda
(Address of principal executive offices)
Registrant’s telephone number, including area code: (441) 279-5700
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:		Trading Symbol(s)	Name of exchange on which registered
Common Shares	$0.01 par value per share	AGO	New York Stock Exchange
Assured Guaranty US Holdings Inc. 6.125% Senior Notes due 2028 (and the related guarantee of Registrant)		AGO/28	New York Stock Exchange
Assured Guaranty US Holdings Inc. 3.150% Senior Notes due 2031 (and the related guarantee of Registrant)		AGO/31	New York Stock Exchange
Assured Guaranty US Holdings Inc. 3.600% Senior Notes due 2051 (and the related guarantee of Registrant)		AGO/51	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company convened its annual general meeting of shareholders on May 2, 2024, pursuant to notice duly given. The matters voted upon at the meeting and the results of such voting are set forth below:

1.    Election of Directors:

Director Nominees	For	Against	Abstain	Broker Non- Votes
Mark C. Batten	49,638,220	57,770	19,207	2,793,192
Francisco L. Borges	48,203,221	1,492,834	19,142	2,793,192
Dominic J. Frederico	49,466,690	227,036	21,471	2,793,192
Bonnie L. Howard	48,449,319	1,244,095	21,783	2,793,192
Thomas W. Jones	48,641,686	1,051,663	21,848	2,793,192
Alan J. Kreczko	48,929,956	763,394	21,847	2,793,192
Yukiko Omura	48,414,056	1,279,321	21,820	2,793,192
Lorin P.T. Radtke	49,055,342	638,008	21,847	2,793,192
Courtney C. Shea	49,555,956	136,921	22,320	2,793,192

2.    To approve, on an advisory basis, the compensation paid to the Company's named executive officers:

For	Against	Abstain	Broker Non- Votes
40,923,180	8,773,660	18,357	2,793,192

3.    To approve the Assured Guaranty 2024 Long-Term Incentive Plan:

For	Against	Abstain	Broker Non- Votes
48,071,399	1,628,132	15,666	2,793,192

4.    To appoint PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent auditor for the fiscal year ending December 31, 2024, and to authorize the Board of Directors, acting through its Audit Committee, to set the fees of the independent auditor:

For	Against	Abstain
51,227,251	1,270,721	10,417

5A.    To authorize the Company to vote for directors of the Company’s subsidiary, Assured Guaranty Re Ltd. (“AG Re”):

Director Nominees	For	Against	Abstain	Broker Non- Votes
Robert A. Bailenson	49,631,138	65,124	18,935	2,793,192
Gary Burnet	49,633,170	63,011	19,016	2,793,192
Ling Chow	49,636,469	62,883	15,845	2,793,192
Stephen Donnarumma	49,622,711	61,172	31,314	2,793,192
Dominic J. Frederico	49,628,165	58,730	28,302	2,793,192
Darrin Futter	49,635,521	58,591	21,085	2,793,192
Jorge A. Gana	49,636,750	59,564	18,883	2,793,192
Holly L. Horn	49,641,997	56,238	16,962	2,793,192
Benjamin Rosenblum	49,639,906	56,408	18,883	2,793,192
Walter Scott	49,640,060	57,210	17,927	2,793,192

5B.     To authorize the Company to appoint PwC as AG Re’s independent auditor for the fiscal year ending December 31, 2024:

For	Against	Abstain
51,315,559	1,183,382	9,448

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Assured Guaranty Ltd.

By:	/s/ Ling Chow
Name: Ling Chow Title: General Counsel
DATE: May 6, 2024

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